Exhibit 99.1

 2025 Shareholders’ Meeting

 Safe Harbor Statement  Statements in this presentation regarding Lincoln’s business that are not historical facts may be “forward-looking statements” as that term is defined in the federal securities law. The words “may,” “will,” “expect,” “believe,” “anticipate,” “project,” “plan,” “intend,” “estimate,” and “continue,” and their opposites and similar expressions are intended to identify forward-looking statements. Forward-looking statements are based on information available at the time those statements are made and/or management’s good faith belief as of that time with respect to future events and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved, if at all. Generally, these statements relate to business plans or strategies and projections involving anticipated revenues, earnings, or other aspects of the Company’s operating results. The Company cautions you that these statements concern current expectations about the Company’s future performance or events and are subject to a number of uncertainties, risks, and other influences, many of which are beyond the Company’s control, that may influence the accuracy of the statements and the projects upon which the statements are based including, without limitation, impacts related to epidemics or pandemics; our failure to comply with the extensive regulatory framework applicable to our industry or our failure to obtain timely regulatory approvals in connection with acquisitions or a change of control of our Company; our success in updating and expanding the content of existing programs and developing new programs for our students in a cost-effective manner or on a timely basis; risks associated with cybersecurity; risks associated with changes in applicable federal laws and regulations; uncertainties regarding our ability to comply with federal laws and regulations, such as the 90/10 rule and prescribed cohort default rates; risks associated with the opening of new campuses; risks associated with integration of acquired schools; industry competition; our ability to execute our growth strategies; conditions and trends in our industry; general economic conditions; and other factors discussed in the “Risk Factors” section of our Annual Reports and Quarterly Reports filed with the Securities and Exchange Commission. All forward-looking statements are qualified in their entirety by this cautionary statement, and Lincoln undertakes no obligation to publicly revise or update any forward-looking statements, whether as a result of new information, future events or otherwise after the date hereof.

 2024 was an Outstanding Year  We achieved or exceeded our guidance  Grew our revenue by 16%  Increased our profitability by 60%  Increased our starts by 15%  Increased our ending population by 14%  No debt and $60 million in cash  Opened our first new campus in 19 years  Replicated 5 programs  Strong reaccreditation visits  More visits by public officials  Expanded our partnerships

 Annual Summary  ($ in millions)  Full Year Revenue & Adj. EBITDA Margin  Full Year Adj. EBITDA  Adjusted EBITDA excludes Somerville campus, East Point, GA (Atlanta) campus for Q1 & Q2 2024, other new campus / new program start-up costs, and  other one-time items  Full Year Starts  Full Year Avg Pop

 A Resurgence of the Trades  Skepticism about ROI of college  Cost of education  Practical, AI proof careers  Solid middle class opportunities  Growing demand  Over 95% of our students are pursuing careers that the U.S Department of Homeland Security considers Essential Critical Infrastructure Workers.  The Toolbelt Generation

 Investment Opportunity  Employers cannot find enough technically trained employees and with the infrastructure bill passed demand for skilled workers should be even greater  Lincoln is a leading, technical, hands- on educator and trainer serving high demand industries (transportation, skilled trades and healthcare) facing this Skills Gap  Proven ability to grow population and revenue in high and low unemployment markets  Continuing our strong track record of profitability with increasing operating leverage  Strong balance sheet with resources to expand programs and campuses to accelerate growth  Continuing efforts to streamline and standardize operations including moving to a more efficient hybrid learning model, and standardizing curriculum.  Hybrid model is more attractive to students  Skills Gap  Leader  Growth  Profitability  Increasing Efficiency  Balance sheet

 Our Superior Educational Approach  Feedback Integration  Student Support  Industrial  Infrastructure  Engaging Curriculum  Graduation and Placement  Employment Assistance  Develop training programs with feedback from employers and key industry associations to understand gaps and needs  Integrate industry preferred licensing and certifications into the curriculum  Provide robust student support services to ensure strong outcomes  Build labs and shops that replicate the working environment using professional grade equipment and tools  Incorporate cutting edge education technology with animations,  videos and simulations to make learning active and engaging  Superior graduation rates and placement rates  Expect students to meet employability standards for appearance, attendance and professional attitude while in school  Offer an accelerated program with multiple entry points to allow students to graduate quickly and enter the workforce earlier

 Lincoln Tech  Largest Provider of Automotive and Skilled Trade Graduates in the East  Source: IPEDS completions survey 2022-23

Growth Strategy

Lincoln's Growth Strategy

Organic Growth

- Efficiencies through Centralization and Automation resulting in cost optimization
- Expansion of standardization hybrid teaching model

New Programs

- 2024: 4 additional programs and 1 expansion
- 2025: 5 additional programs and 2 expansions
- New programs expected to generate ~$1M+ of EBITDA 36 months after opening

New School Construction

- Evaluate new and adjacent markets to expand our campus footprint
- Create a new efficient and streamlined campus model
- Relocation of existing campuses to expand program offerings
- New campuses expected to generate ~$6M of EBITDA 36 months after opening

Inorganic Growth

Buy : Acquisition

- Strategic acquisition to expand market share
- Diversify Program Offerings
- Leverage cost saving synergies

LINCOLN TECH

Strategic Growth Plan


Started from a position of strength
Growth by expanding our strongest programs
Growth from expansion to new markets


Revenue
(in millions)
$397
Excludes East Point, Philadelphia, and Nashville campuses
$36
$27
$90
$550
2024 Base Revenue
Base Growth
New Programs
New Locations*
2027 Revenue


Adjusted EBITDA
(in millions)
$42
$15
Margin: 41%
$12
Margin: 44%
$21
Margin: 23%
$90
Margin: 16%
2024 Adjusted EBITDA
Base Growth (incl. Efficiencies)
New Programs
New Locations*
2027 Adjusted EBITDA

2027 Projections:

Net Income:	~$36M**
EPS:	~$1.13
Cash from Ops:	~$68M

* New Locations: East Point, GA; Houston, TX; Levittown, PA (Philadelphia); and Nashville, TN. **2027 Adjusted EBITDA does not include Hicksville, NY which is projected to open Q4 2026 and will be adjusted for losses during the first year of opening.**

** 2027 Net Income includes losses from new campus in Hicksville, NY during first year of opening

LINCOLN TECH

Strong Industry Partner Relationships  Positions Lincoln as long-term solutions provider for both entry level technicians and advanced workforce training  Employers appreciate the technical and soft skills of our students  Partners provide validation of the quality of our education  Co-branding opportunities with elite partners helps attract new students  Partners provide better job opportunities for our graduates

 Experienced Management Team  Alexandra Luster SVP, General Counsel &  Secretary (30)  Val Thomas  SVP & Chief Information Officer (14)  Stephen Ace SVP of Human Resources (16)  Francis Giglio  SVP of Compliance and  Regulatory (21)  James Rasmussen SVP Admissions (18)  Chad Nyce  EVP, Chief Operating  Officer (4)  Scott Shaw President and CEO (23)  Brian Meyers  EVP, CFO & Treasurer (22)  David Shaw SVP Finance (21)  Gina Zaffino SVP Education (4)

 Board Of Directors  Carlton E. Rose  Former President, Global Fleet Maintenance & Engineering, UPS; 1981 Lincoln Tech Graduate  Scott M. Shaw  President & Chief Executive Officer, Lincoln Educational Services  Felecia J. Pryor  Senior Vice President & Chief People Officer, John Deere  Sylvia J. Young  Former President & Chief Executive Officer HCA Continental Division  James J. Burke, Jr. Founder & Managing Member, JJB Capital Partners LLC  Kevin M. Carney Former Executive Vice President & Chief Financial Officer, Web.com Group Inc.  John A. Bartholdson  Non-Executive Chairman, Lincoln Educational Services; Co-Founder & Partner, Juniper Investment Co. LLC  Dr. Michael A. Plater Former University President, Strayer University  Marta Ronquillo Newhart Independent Director, Enterprise Leader & Chief Marketing, Communications & Brand Officer at APCO Worldwide  Anna Cabral Former Treasurer of the United States of America

 Thank You